Exhibit 10.4

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of __________, 200__ by and between __________ (the "Seller"), and ____________(the
"Purchaser).

                                  R E C I T A L

     WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, a total of ______ shares (the "Shares") of the common stock, par value $0.001 ("Common Stock"), of Freight Management Corporation, a Nevada corporation (the "Company"), registered in the name of the Seller for an aggregate purchase price of $____________ (the "Purchase Price"), upon and subject to the terms and conditions hereinafter set forth.

                                A G R E E M E N T

     Accordingly, in consideration of the premises and the mutual covenants, obligations and agreements contained herein, the Purchaser and the Seller hereby agree as follows:

     1. Purchase and Sale of the Shares. Upon the terms and subject to the conditions set forth herein, the Seller agrees to sell, and the Purchaser agrees to purchase the Shares for the Purchase Price.

     2. Closing. The closing for the purchase and sale of the Shares (the "Closing") shall take place on __________ (the "Closing Date") at a time and location to be mutually agreed upon by the parties. Any party may terminate this Agreement prior to Closing, by delivering written notice of such party's election to terminate this Agreement. At the Closing, the Seller shall deliver to the Purchaser the stock certificates evidencing the Shares, duly endorsed for transfer to the Purchaser or accompanied by an assignment separate from certificate, and the Purchaser shall deliver the Purchase Price to the Seller.

     3. Representation, Warranties and Covenants of the Seller. The Seller hereby represents, warrants and covenants to Purchaser as follows:

          3.1 Authorization; Enforceability. The Seller has all corporate or individual right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereunder. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

          3.2 Organization, Good Standing and Qualification. The Seller, if a corporation, is duly organized, validly existing and in good standing under the laws of its jurisdiction and has full corporate power and authority to conduct its business.

          3.3 Valid Transfer. The Seller is the sole and complete owner of the Shares and, when paid for by the Purchaser pursuant to this Agreement, the Purchaser shall receive complete right, title and ownership to the Shares free and clear of any encumbrances or restrictions, except as provide for under U.S. federal securities laws.

          3.4 Further Assurance. At any time after the Closing, Seller shall execute, acknowledge and deliver to the Purchaser any further documents, assurances or other matters, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by the Purchaser and as are necessary or desirable to carry out the purpose of this Agreement.

          3.5 No Conflict; Governmental Consents.

               (a) The execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereunder will not result in the violation by the Seller of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Seller is bound, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture, or other agreement or instrument to which the Seller is a party or by which it is bound.

               (b) No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Seller in connection with the authorization, execution and delivery of this Agreement or with the sale and transfer of the Shares, except such consents that have been obtained prior to the Closing.

     4. Representations and Warranties of Purchaser. The Purchaser hereby represents and warrants to the Seller as follows:

          4.1 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

          4.2 Authorization. (i) the purchase of the Shares has been duly and properly authorized and this Agreement has been duly executed and delivered by the Purchaser or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;
(ii) the purchase of the Shares does not conflict with or violate the Purchaser's organizational documents, if any, or any law, regulation or court order applicable to it; and (iii) the purchase of the Shares does not impose any penalty or other onerous condition on Purchaser under or pursuant to any applicable law or governmental regulation.

          4.3 Capacity. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

          4.4 Reliance on Information. The Purchaser acknowledges that it has not been provided with a private placement memorandum or other form of offering document regarding the Company or the Shares. Purchaser understands the practical and legal benefits of receiving and reviewing such disclosure documents and is willing to forego the benefits such documents would afford in order to purchase the Shares at this time. To the extent deemed necessary or advisable by the Purchaser, the Purchaser has retained, at the sole expense of Purchaser, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and an investment in the Shares.

          4.5 No Solicitation. The Purchaser represents that no Shares were offered or sold to Purchaser by means of any form of general solicitation or general advertising.

          4.6 Purchase for Own Account. The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act of 1933, as amended ("Securities Act") which depends, in part, upon the Purchaser's investment intention. In this connection, the Purchaser hereby represents that it is purchasing Shares for its own account for investment and not with a present view toward the resale or distribution to others or for resale in connection with any distribution or public offering (within the meaning of the Securities Act), nor with any present intention of distributing or selling the same and the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition thereof. The Purchaser shall not sell or otherwise transfer the Shares unless a subsequent disposition is registered under the Securities Act or is exempt from such registration. The Purchaser consents to the placement of the legend set forth below, or a substantial equivalent thereof, on any certificate or other document evidencing the Shares:

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        THE SHARES  REPRESENTED  BY THIS  CERTIFICATE  HAVE NOT BEEN
        REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE,
        PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

     5. Miscellaneous.

          5.1 Amendments and Waivers.

               (a) This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and thereof and supersedes all prior and contemporaneous discussions, negotiations, agreements and understandings (oral or written) with respect to such subject matter. This Agreement or any provision hereof may be (i) amended only by mutual written agreement of the Seller and the Purchaser or (ii) waived only by written agreement of the waiving party. No course of dealing between or among the parties will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

          5.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Seller and its successors and assigns and the Purchaser and its successors and assigns.

          5.3 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to duly given and received when delivered personally or transmitted by facsimile and properly addressed to the party to receive the same at the address set forth below or at such other address as such party may have designated by advance written notice to the other parties.

          If to the Seller:      _________________________
                                 _________________________
                                 _________________________
                                 _________________________
                                 _________________________


          If to the Purchaser:   _________________________
                                 _________________________
                                 _________________________
                                 _________________________
                                 _________________________

          5.4 Governing Law. This Agreement shall be governed by the internal laws of the State of California, without giving effect to its conflict of law principles. All disputes between the parties hereto arising out of or in connection with the Agreements or the Shares, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in Orange County, California, and the courts to which an appeal therefrom may be taken. All parties hereto waive any objections to the location of the above referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non-conveniens. Notwithstanding the foregoing, any party obtaining any order or judgment in any of the above referenced courts may bring an action in a court in another jurisdiction in order to enforce such order or judgment.

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
          5.5 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party, as specifically determined by the court, shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          5.6 Counterparts. This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts (or facsimile copies thereof) shall, for all purposes, be accepted as an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

          5.7 Headings. The headings of the Sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

          5.8 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

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
      IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed and delivered as of the date first set forth above.

                                   "SELLER"

                                   --------------------------------------------
                                   [INSERT NAME]


                                   "PURCHASER"


                                   --------------------------------------------
                                   [INSERT NAME]


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